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                                                                   Exhibit 10.49



RECORDING REQUESTED BY:

Identix Incorporated
100 Cooper Court
Los Gatos, CA 95032
Attention: Mark Molina

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                                        Space Above This Line For Recorder's Use



                              SECOND DEED OF TRUST
                             AND ASSIGNMENT OF RENTS

        THIS DEED OF TRUST, made this 22nd day of October, 2001, between Erik E. Prusch, as Trustor, whose address is 16420 West La Chiquita, Los Gatos, California 95032, and Identix Incorporated, as Trustee and as Beneficiary, at 100 Cooper Court, Los Gatos, California 95032.

        WITNESSETH: That subject to the Deed of Trust in favor of ABN AMRO Mortgage Group, Inc., dated October 12, 2001, Trustor IRREVOCABLY GRANTS, CONVEYS AND ASSIGNS unto said Trustee, in trust, with power of sale, together with right of entry and possession, the following described real property situated in the County of Santa Clara, State of California ("Property"):

               Refer to Exhibit A attached hereto and by reference made a part hereof for complete legal description.

        TOGETHER WITH: the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

        In the event the Property or any part thereof, or any interest therein is sold, conveyed or alienated by the Trustor, whether voluntarily or involuntarily, except as prohibited by law, all obligation secured by this instrument, irrespective of the maturity dates express therein, at the option of the holder hereof and without demand or notice, shall immediately become due and payable.

        FOR THE PURPOSE OF SECURING: (1) payment of the indebtedness evidenced by promissory note dated October 5, 2001, and any extensions or renewals thereof, in the principal amount of $300,000.00; (2) the payment of any substitute notes, renewals, reamortizations and extensions of all indebtedness secured by this Deed of Trust; (3) the performance of every obligation and agreement of Trustor whether contained or incorporated by reference in this Deed of Trust, or contained in any loan document or guaranty executed by Trustor in favor of Beneficiary, with respect to any loan or advance secured by this Deed of Trust; and (4) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms of this Deed of Trust, together with interest thereon as herein provided.

        A. TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

           1. To use loan proceeds solely for lawful purposes.

           2. To keep the Property in good condition, working order and repair; not to remove, destroy or suffer the removal or destruction of any building or other improvements or fixtures thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon; to comply with all laws, covenants and restrictions affecting



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the Property; not to commit or permit waste thereof; not to commit, suffer or permit any act upon the Property in violation of law; to do all other acts which from the charter or use of the Property may be reasonably necessary the specific enumerations herein not excluding the general; to observe and perform all obligations of Trustor under any lease of the Property.

           3. To provide, maintain and deliver to Beneficiary fire and all other types of insurance of the type and in amounts as Beneficiary may require, with loss payable to Beneficiary. In the event of loss, the insurance proceeds, or any part thereof, may be applied by Beneficiary, at its option, to the reduction of the indebtedness hereby secured or to the restoration or repair of the Property damaged. In the event that the Trustor shall fail to provide satisfactory hazard insurance, the Beneficiary may procure, on the Trustor's behalf, insurance in favor of the Beneficiary alone. If insurance cannot be secured by Trustor to provide the required coverage, such inability shall constitute an event of default hereunder.

           4. To appear in and litigate any action or proceeding purporting to affect the security hereof, the title to the Property, or the rights of powers of Beneficiary or Trustee; Beneficiary or Trustee may appear in and litigate any such action or proceedings, including any bankruptcy, partition or condemnation proceeding, affecting the Property, or Beneficiary's interest therein, in which event Trustor agrees to pay all costs and expenses thereof, including attorney's fees and costs of securing evidence of title.

           5. To pay on or before the due date all taxes and assessments affecting the Property, including all assessments upon water company stock and all rents, assessments and charges for water, appurtenant to or used in connection with the Property; to pay, when due, all encumbrances, charges and liens, on the Property or any part thereof, which at any time appear to be prior or superior hereto.

           6. To pay the reasonable amount of any attorney's fees, together with costs, incurred by Beneficiary in the event the obligation secured hereby is referred to an attorney for enforcement of Beneficiary's rights hereunder, or if Beneficiary retains an attorney to advise Beneficiary in connection with this Deed of Trust, or any other agreement related to the indebtedness secured by this Deed of Trust. The fees and costs described herein and elsewhere in this Deed of Trust shall be in addition to those set forth in the loan agreement or any other written agreement between Trustor and Beneficiary.

           7. The failure on the part of the Beneficiary to promptly enforce any right hereunder shall not operate as a waiver of such right and the waiver by Beneficiary of any default shall not constitute a waiver of any other or subsequent defaults. Subsequent acceptance of any payment by the holder hereof shall not be deemed a waiver of any default by Trustor, or of Beneficiary's rights hereunder as the result of any sale, agreement to sell, conveyance or alienation, regardless of holder's knowledge of such default, sale, agreement to sell, conveyance or alienation at the time of acceptance of such payment.

           8. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the holder and owner of any note secured hereby; or, if the note has been pledged, the pledgee thereof. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. All obligations of Trustor hereunder are joint and several.


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           9. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

           10. Beneficiary may, from time to time or at any time, substitute a Trustee or Trustees to execute the trust hereby created, and when any such substitution has been filed for record in the office of the Recorder of the county in which the Property herein described is situated, it shall be conclusive evidence of the appointment of such Trustee or Trustees, and such new Trustee or Trustees shall succeed to all of the powers and duties of the Trustee or Trustees named herein.

           11. In the event any one or more of the provisions contained in this Deed of Trust or in any promissory note hereby secured shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust or said promissory note, but this Deed of Trust and said promissory notes shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

           12. The undersigned Trustor agrees that he is entitled only to those notices required by applicable law and requests that a copy of any notice of default and of any notice of sale thereunder be mailed to Trustor at the address set forth above.

           13. This Deed of Trust may be executed simultaneously in two (2) or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.



                                                /s/ Erik E. Prusch
                                                -------------------------------
                                                ERIK E. PRUSCH


THE STATE OF CALIFORNIA        )
                               )
COUNTY OF SANTA CLARA          )


        On October __, 2001, before me, Thomas W. Shafer, Jr., a Notary Public, personally appeared Erik E. Prusch, known personally to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.



                                                 /s/ Thomas W. Shafer, Jr.
                                        ----------------------------------------
                                           NOTARY PUBLIC/COMMISSIONER OF OATHS
                                                    STATE OF CALIFORNIA



(SEAL)                                  My Commission Expires:     7-1-03
                                                                ------------



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                                    EXHIBIT A

                          DESCRIPTION OF REAL PROPERTY


The land referred to is situated in the State of California, County of Santa Clara, in the unincorporated area, and is described as follows:

Lot 12, as delineated upon that certain Map entitled "TRACT NO. 583 THOMAS GION HOMESITES", filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on November 29th, 1948 in Book 20 of Maps, at Page 46.